Summary of Business and Significant Accounting Policies (Policies)	6 Months Ended
Jun. 30, 2012
Business

(a) Business

WageWorks, Inc., or the Company, is a leading on-demand provider of tax-advantaged programs for consumer-directed health, commuter and other employee spending account benefits, or CDBs, in the United States. The Company is headquartered in San Mateo, California.

The Company operates as a single reportable segment on an entity level basis. The Company generates revenue from the administration of healthcare, commuter and other employer sponsored tax-advantaged benefit services. The entity level is the aggregation of these three revenue streams.

Principles of Consolidation

(b) Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. Acquisitions are accounted for as business combinations, and accordingly, the results of operations of acquired businesses are included in the consolidated financial statements from the date of acquisition. All significant intercompany accounts and transactions have been eliminated in consolidation.

Unaudited Interim Financial Statements

(c) Unaudited Interim Financial Statements

The accompanying interim consolidated balance sheet as of June 30, 2012, the consolidated statements of operations for the three and six months ended June 30, 2011 and June 30, 2012, the consolidated statements of cash flows for the six months ended June 30, 2011 and June 30, 2012, the consolidated statement of stockholders’ deficit for the six months ended June 30, 2012 and the related interim information contained within the notes to the consolidated financial statements are unaudited. These unaudited interim consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America. In our opinion, the unaudited interim consolidated financial statements have been prepared on the same basis as the audited consolidated financial statements and include all adjustments necessary for fair presentation. The results of the interim period presented herein are not necessarily indicative of the results of future periods or annual results for the year ended December 31, 2012.

Initial Public Offering

(d) Initial Public Offering (unaudited)

On May 15, 2012, the Company closed its initial public offering (IPO). The offer and sale of all of the shares in the IPO were registered under the Securities Act pursuant to a registration statement on Form S-1, which was declared effective by the SEC on May 9, 2012 (the Effective Date). In connection with the IPO the Company sold 7,475,000 shares of common stock to the public at a price of $9.00 per share, which included 975,000 shares of common stock from the full exercise of the overallotment option of shares granted to the underwriters. The Company received aggregate proceeds of $62.6 million from the IPO and the underwriters’ overallotment option, net of underwriters’ discounts and commissions. Upon the closing of the IPO, all shares of the Company’s previously outstanding preferred stock automatically converted into shares of common stock and outstanding warrants to purchase the Company’s preferred stock automatically became exercisable for shares of common stock. As a result, as of May 16, 2012, the Company had 26,711,408 shares of common stock issued and outstanding.

Stock Split

(e) Stock Split

On July 15, 2011, the Board of Directors approved a 1-for-2 reverse stock split of the Company’s outstanding common stock that was effected on that date, and a proportional adjustment to the existing conversion ratios for each series of convertible preferred stock was made at the time of the effectiveness of the reverse stock split. Accordingly, all share and per share amounts for all periods presented in these consolidated financial statements and notes thereto, have been adjusted retroactively to reflect this reverse stock split, adjustment of the convertible preferred stock conversion and adjustment of the exercise prices of stock options and warrants.

Reclassifications

(f) Reclassifications

The Company has reclassified the short-term contingent payment liability, which in the prior year was presented within the accounts payable and accrued expenses category, into its own category to conform to current period presentation.

Liquidity

(g) Liquidity

The Company has completed several rounds of private equity financing as well as an IPO to date. While the Company initially incurred losses for several years, it has experienced positive cash flow from operations since 2005. The Company believes that its existing cash and cash equivalents, cash generated from its operations, and unused borrowing capacity on its line of credit will be sufficient to fund its operations at least through December 31, 2012.

At December 31, 2011 and June 30, 2012, the Company’s current liabilities exceeded its current assets by $35.8 million and $13.3 million (unaudited), respectively. The Company has historically been able to fulfill its obligations as they fall due and expects to be able to continue to do so in the future. This expectation is based on retaining the majority of its current client base as well as continuing its funding model whereby at the beginning of a plan year, most of the Company’s enterprise clients provide it with prefunds for their Flexible Spending Account, or FSA, programs based on a percentage of projected elections by the employee participants for the plan year ahead. During the plan year, the Company processes employee participants’ claims as they are submitted and typically seeks reimbursement from its employer clients within one week after settling the claim. To the extent that this model is discontinued or the Company’s client retention significantly deteriorates, its business, operating results and financial condition may be significantly impacted.

Future capital requirements also depend on other factors, including the required level of investment in technology, acquisitions and portfolio purchases. In the first quarter of 2012, the Company completed a portfolio purchase and an acquisition (see Note 3). The Company used its existing line of credit under its Revolver with Union Bank, N.A., or UB (see Note 8), to finance the acquisition and drew down an incremental $29.6 million. As of June 30, 2012, any borrowing outstanding under the Revolver was due and payable on October 31, 2012. In September 2012, the Company entered into an amendment to extend the due date to October 31, 2013.

Certain Risks

(h) Certain Risks

In addition to the liquidity risks discussed above, the Company delivers its CDB programs through a highly scalable Benefits-as-a-Service, or BaaS, delivery model that employer clients and their employee participants may access through a standard web browser on any internet-enabled device, including computers, smart phones and other mobile devices, such as tablet computers. The Company faces risks associated with ongoing sales acceptance, the realization of cost economies of scale, and existing and potential competition.

Additionally, the Company’s business is dependent on the availability of tax-advantaged CDBs for employers and employees. Any diminution in, elimination of, or change in the availability of these benefits would significantly impact the Company’s operations.

Use of Estimates

(i) Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Significant estimates in these consolidated financial statements include allowances for doubtful accounts, estimates of future cash flows associated with assets, asset impairments, useful lives for depreciation and amortization, loss contingencies, expired and unredeemed products, deferred tax assets, reserve for income tax uncertainties, warrant valuations, and the assumptions used for stock-based compensation, contingent consideration associated with our acquisitions and purchase accounting. Actual results could differ from those estimates. In making its estimates, the Company considers the current economic and legislative environment in the estimates and has considered those factors when reviewing the assumptions and estimates.

Cash, Cash Equivalents, and Restricted Cash

(j) Cash, Cash Equivalents, and Restricted Cash

The Company considers all highly liquid investments with an original maturity of 90 days or less to be cash equivalents. Cash and cash equivalents, which consist of cash on deposit with banks and money market funds, are stated at cost. To the extent the Company’s contracts do not provide for any restrictions on the Company’s use of cash that it receives from clients the cash is recorded as a Company asset.

In all cases, the Company recognizes a related liability to its customers, classified as customer obligations in the accompanying consolidated balance sheets.

Restricted cash represents cash used to collateralize standby letters of credit. The current portion of restricted cash matures in 2012 and is therefore classified as a current asset at December 31, 2011 and June 30, 2012.

Concentration of Credit Risk

(k) Concentration of Credit Risk

Financial instruments that potentially expose the Company to concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable. The Company deposits its cash with several financial institutions, and its deposits, at times, exceed insured amounts.

For the years ended December 31, 2009, 2010 and 2011 and for the unaudited six months ended June 30, 2011 and 2012, no customers accounted for greater than 10% of total revenue or 10% of accounts receivable.

Fair Value of Financial Instruments

(l) Fair Value of Financial Instruments

Financial Accounting Standards Board (FASB) ASC 820, Fair Value Measurements and Disclosures, or ASC 820, provides a consistent framework to define, measure, and disclose the fair value of assets and liabilities in financial statements. ASC 820 establishes a three-level hierarchy priority for disclosure of assets and liabilities recorded at fair value. The ordering of priority reflects the degree to which objective prices in external active markets are available to measure fair value. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for measurement are observable or unobservable.

The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. The Company determines fair value based on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

•	Level 1 Inputs: Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.

•

Level 2 Inputs: Other than quoted prices included in Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

•

Level 3 Inputs: Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at measurement date.

The contingent consideration payable related to the Planned Benefits Systems (PBS), Fringe Benefits Management (FBM), Choice Strategies (CS) and TransitCenter (TC) acquisitions (see Note 3) were recorded at fair value on the acquisition date and are adjusted quarterly to fair value. The increases or decreases in the fair value of contingent consideration payable can result from changes in anticipated revenue levels and changes in assumed discount periods and rates. As the fair value measure is based on significant inputs that are not observable in the market, they are categorized as Level 3.

The Lender Warrant (see Note 9) was recorded at fair value on the grant date and is adjusted quarterly to fair value. The Company valued the Lender Warrant using a Black-Scholes option-pricing model, which incorporates assumptions about underlying asset value, volatility, expected remaining life, and risk-free interest rate. These valuation assumptions were estimated based upon management’s judgment about the general industry environment. Since the valuation of the Lender Warrant involves significant unobservable inputs, it was categorized as Level 3 under the three-level hierarchy discussed above. Upon the completion of the Company’s IPO in May 2012 and the conversion of the Company’s outstanding shares of preferred stock into shares of common stock, the Lender Warrant, which was a warrant to purchase Series C redeemable convertible preferred stock, became exercisable for shares of common stock. As the warrant is no longer exercisable into shares of redeemable preferred stock, the warrant was reclassified from liability to equity and the Company will no longer record any mark-to-market changes in the fair value of the warrant in the statements of operations. The Company performed the final re-measurement of the Lender Warrant at the closing date of the Company’s IPO on May 15, 2012. The Lender Warrant was then reclassified from liability to equity on that date.

The Investor Warrants (see Note 9) were recorded at fair value on the grant date and were adjusted quarterly to fair value until July 30, 2010. The estimated fair value of the Investor Warrants at December 31, 2010 was determined based upon the Noreen-Wolfson option pricing model, which incorporates assumptions about underlying asset value, volatility, expected remaining life, and risk-free interest rate. These valuation assumptions are estimated based upon management’s judgment about the general industry environment and are outlined in Note 9(c).

At July 30, 2010, the Investor Warrant terms were changed from being exercisable for a redeemable preferred share to being exercisable for a preferred share that was not redeemable. Accordingly, the Investor Warrants are classified as equity, under FASB ASC 480, Distinguishing Liabilities from Equity, or ASC 480, and FASB ASC 815-40, or ASC 815, Derivatives and Hedging, at the date of change and no longer need to be marked-to-market. Since the valuation of the Investor Warrants involves significant unobservable inputs they were categorized as Level 3 under the three-level hierarchy discussed above.

Changes in fair value of the Investor Warrants, until the time they were reclassified as equity, and in fair value of the Lender Warrant are recorded as a separate line item under other income (expense) entitled “Gain (loss) on revaluation of warrants” in the consolidated statements of operations.

Other financial instruments not measured at fair value on the Company’s unaudited consolidated balance sheet at June 30, 2012, but which require disclosure of their fair values include: cash and cash equivalents (including restricted cash), accounts receivable, accounts payable and accrued expenses and debt under the line of credit with UB. The estimated fair value of such instruments at June 30, 2012 approximates their carrying value as reported on the unaudited consolidated balance sheet. The fair values of all of these instruments are categorized as Level 2 of the fair value hierarchy, with the exception of cash, which is categorized as Level 1.

The following table provides a reconciliation between the beginning and ending balances of items measured at fair value on a recurring basis that used significant unobservable inputs (Level 3) (dollars in thousands):

	Lender Warrant	Contingent Consideration PBS	Contingent Consideration FBM	Contingent Consideration CS	Contingent Consideration TC
Balances at December 31, 2010	$1,470	$6,361	$9,573	$—	$—
Gains or losses included in earnings:
Gain on revaluation of warrant	(351)	—	—	—	—
Loss on revaluation of contingent consideration	—	1,437	1,255	—	—
Payment of contingent consideration for PBS	—	(2,000)	—	—	—
Payment of contingent consideration for FBM	—	(6,260)	(7,650)	—	—

Balances at December 31, 2011	$1,119	$5,798	$3,178	$—	$—

Initial fair value of contingent consideration	—	—	—	11,054	5,314
Gains or losses included in earnings:
Gain on revaluation of warrant	(381)	—	—	—	—
Loss on revaluation of contingent consideration	—	1,059	542	846	71
Payment of contingent consideration	—	(6,260)	—	—	—
Reclassification of warrant to additional paid-in capital	(738)	—	—	—	—
Reduction in FBM contingent consideration due to re-negotiated lease	—	—	(528)	—	—

Balances at June 30, 2012 (unaudited)	$—	$597	$3,192	$11,900	$5,385

In the first quarter of 2012, the Company re-negotiated its lease with Fringe Benefits Management Company, or FBMC, from whom the Company leases a facility in Florida. Both parties agreed to a reduction in the rental rate for the remainder of the lease term and subsequently amended their Shared Services Agreement. In connection with this lease re-negotiation, FBMC and the Company agreed to reduce the amount of contingent consideration due to FBMC in 2012 by $0.5 million. The Company is amortizing this amount over the remaining term of the lease.

Quantitative Information About Level 3 Fair Value Measurements

The significant unobservable inputs used in the fair value measurement of the Company’s contingent consideration and Lender Warrant designated as Level 3 are as follows:

	Fair Value at June 30, 2012	Valuation Technique	Significant Unobservable Input
	(in thousands, unaudited)
Contingent consideration—FBM	$3,192	Discounted cash flow	Annualized revenue and probability of achievement
Contingent consideration—CS	$11,900	Discounted cash flow	Annualized revenue and probability of achievement
Contingent consideration—TC	$5,385	Discounted cash flow	Annualized revenue and probability of achievement

Sensitivity To Changes In Significant Unobservable Inputs

As presented in the table above, the significant unobservable inputs used in the fair value measurement of contingent consideration related to the acquisitions are annualized revenue forecasts developed by the Company’s management and the probability of achievement of those revenue forecasts. The significant unobservable inputs used in the fair measurement of the Lender Warrant are the volatility of the underlying stock value, expected term and the value of our common stock. Significant increases (decreases) in these unobservable inputs in isolation would result in a significantly lower (higher) fair value measurement.

Accounts Receivable and Allowance for Doubtful Accounts

(m) Accounts Receivable

Accounts receivable represent both amounts receivable in relation to fees for the Company’s services and unpaid amounts by customers for benefit services of participants provided by third-party vendors, such as transit agencies and healthcare providers (see Note 5). The Company provides for an allowance for doubtful accounts by reference to reserves for specific accounts. The Company reviews its allowance for doubtful accounts monthly. Accounts more than 30 days past due are reviewed weekly for collectability. Account balances are written off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. Write-offs for 2009, 2010 and 2011 and the unaudited three and six months ended June 30, 2011 and June 30, 2012 were not significant.

Deferred Offering Costs

(n) Deferred Offering Costs

Deferred offering costs of $3.9 million are included in the accompanying consolidated balance sheet within prepaid expenses and other current assets at December 31, 2011. In May 2012, the Company closed its IPO and offset $5.5 million of offering costs against the proceeds it received in the offering. There were no deferred offering costs at December 31, 2010.

Property and Equipment

(o) Property and Equipment

Property and equipment are stated at cost. Depreciation on computer and equipment and furniture and fixtures is calculated on a straight-line basis over the estimated useful lives of those assets, ranging from three to five years. Leasehold improvements are amortized over the shorter of their estimated useful life or the lease term. Total depreciation expense, including amortization of internal use software, for the years ended December 31, 2009, 2010 and 2011 was $9.6 million, $9.7 million, and $9.2 million respectively and for both the unaudited three months ended June 30, 2011 and 2012 was $2.3 million. Total depreciation expense for the unaudited six months ended June 30, 2011 and 2012 was $4.6 million and $4.5 million, respectively.

When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from their respective accounts, and any gain or loss on such sale or disposal is reflected in operating expenses.

Maintenance and repairs are expensed as incurred. Expenditures that substantially increase an asset’s useful life are capitalized.

Software and Web Site Development Costs

(p) Software and Web Site Development Costs

The Company recognizes internal use software and Web site development costs in accordance with FASB ASC Subtopic 350-40, Internal-Use Software, and FASB ASC Subtopic 350-50, Intangibles—Website Development Costs, respectively. As such, the Company expenses all costs incurred that relate to the planning and post implementation phases of development. Costs incurred in the development phase are capitalized and recognized over the technology’s estimated useful life, generally four years, as amortization in the accompanying consolidated statements of operations. Amortization expense related to capitalized development costs was $5.0 million, $5.6 million, and $6.0 million for 2009, 2010, and 2011 respectively. In the unaudited three months ended June 30, 2011 and June 30, 2012, the Company recorded $1.5 million and $1.6 million of amortization expense related to these costs, respectively. In the six months ended June 30, 2011 and June 30, 2012, the Company amortized $2.9 million and $3.0 million of capitalized software development costs, respectively. Costs associated with the platform content or the repair or maintenance of the existing platforms are expensed as incurred.

The Company accounts for interest costs related to internal use software and Web site development costs in accordance with the provisions of FASB ASC Subtopic 835-20, Interest—Capitalization of Interest, which require capitalization of interest on major construction or acquisition projects where the financial statement effect of capitalization versus current expense recognition is likely to be material. Capitalized interest related to software and development costs was immaterial for all years.

Accounting for Impairment of Long-Lived Assets

(q) Accounting for Impairment of Long-Lived Assets

In accordance with FASB ASC Subtopic 360-10, Property, Plant and Equipment, the Company evaluates the remaining useful life and recoverability of property and equipment and other assets, including identifiable intangible assets with definite lives, whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets held and used is measured by comparison of the carrying amount of an asset or an asset group to estimated undiscounted future net cash flows expected to be generated by the asset or asset group. If the carrying amount of an asset exceeds these estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the assets exceeds the fair value of the asset or asset group, based on discounted cash flows. Assets to be disposed of are reported at the lower of their carrying amount or fair value less cost to sell. The Company recorded impairment adjustments of $345,000, $120,000, and $116,000 in 2009, 2010 and 2011, respectively, related to software development costs which are included in property and equipment, net in the accompanying consolidated financial statements. There were no impairment adjustments in the unaudited three and six months ended June 30, 2011 and 2012.

Acquisitions and Goodwill

(r) Acquisitions and Goodwill

The Company has accounted for all of its acquisitions using the purchase method as required under the provisions of FASB ASC 805, Business Combinations, or ASC 805. The cost of acquisition is allocated to the assets acquired and liabilities assumed based on fair values at the date of acquisition. Goodwill represents the excess cost over the fair value of net assets acquired in the acquisition.

The Company performs a goodwill impairment test annually on December 31st and more frequently if events and circumstances indicate that the asset might be impaired. The following are examples of triggering events (none of which occurred in 2011 or in the six months ended June 30, 2012) that could indicate that the fair value of a reporting unit has fallen below the unit’s carrying amount:

•	A significant adverse change in legal factors or in the business climate

•	An adverse action or assessment by a regulator

•	Unanticipated competition

•	A loss of key personnel

•	A more-likely than-not expectation that a reporting unit or a significant portion of a reporting unit will be sold or otherwise disposed of

The impairment test is performed in accordance with FASB ASC 350, Intangibles—Goodwill and Other, or ASC 350, and an impairment loss is recognized to the extent that the carrying amount exceeds the reporting unit’s fair value. When reviewing goodwill for impairment, the Company assesses whether goodwill should be allocated to operating levels lower than the Company’s single operating segment for which discrete financial information is available and reviewed for decision-making purposes. These lower levels are referred to as reporting units. The Company’s chief operating decision maker, the Chief Executive Officer, does not allocate resources or assess performance at the individual healthcare, commuter or other revenue stream level, but rather at the operating segment level. Discrete financial information is therefore not maintained at the revenue stream level. The Company’s operating segment is the aggregation of these three revenue streams and is the Company’s one reporting unit.

The goodwill impairment analysis is a two-step process: first, the reporting unit’s estimated fair value is compared to its carrying value, including goodwill. If the Company determines that the estimated fair value of the reporting unit is less than its carrying value, the Company moves to the second step to determine the implied fair value of the reporting unit’s goodwill. If the carrying amount of the reporting unit’s goodwill exceeds its fair value, an impairment loss is recognized for any excess of the carrying amount of the reporting unit’s goodwill over the implied fair value of the reporting unit in a manner similar to a purchase price allocation.

The fair value of the Company’s reporting unit was determined using the market approach. In the application of the market approach, the Company is required to make estimates of future operating trends and judgments on discount rates and other variables. Actual future results related to assumed variables could differ from these estimates. Discount rates are based on a weighted average cost of capital, which represents the average rate a business must pay its providers of debt and equity capital. The Company used discount rates that are the representative weighted average cost of capital for its reporting unit in comparison with peer companies, with consideration given to the current condition of the global economy. The Company determines projected income based on the Company’s best estimate of near term revenue and Earnings before Interest, Income Taxes, Depreciation and Amortization, or EBITDA, expectations and long-term projections; estimated Adjusted EBITDA for 2011 compared to 2010 indicated an increase. As a sensitivity analysis, a 100 basis point reduction in the assumed net sales growth beginning in fiscal 2012 would decrease minimally the overall valuation but it would not cause a change in the results of the Company’s impairment testing that indicated no impairment of goodwill.

As of the end of the Company’s fourth quarter of fiscal year 2011, the period of its last annual impairment test, the fair value of its reporting unit determined under the market approach exceeded the Company’s aggregate carrying value by a significant amount. To date, the Company has not made any impairment adjustments to goodwill as the fair value of its reporting unit has always exceeded its carrying value.

Warrants

(s) Warrants

The Company accounts for freestanding warrants exercisable into shares that are redeemable in accordance with ASC 480. Under ASC 480, warrants to acquire Preferred Stock where that stock is potentially redeemable must be reported as liabilities and marked to market at each reporting period from the warrant issuance date until the exercise date or expiration. If the warrants were issued in connection with a debt financing, the Company follows the guidance of FASB ASC 470, Debt, which requires that the proceeds from an issuance of debt with warrants, where the warrant is classified as a liability, be allocated first to the warrant based upon the warrant fair value and the residual amount of the proceeds are allocated to the debt. The warrant terms for the Investor Warrants were changed on July 30, 2010 and became exercisable for Preferred Stock that is not redeemable and for that reason the warrants are now classified as equity under ASC 480.

Revenue Recognition

(t) Revenue Recognition

The Company reports revenue based on the following product lines: Healthcare, Commuter, and Other services. Healthcare and Commuter include revenues generated from benefit service fees based on client employee (known as participant) participation levels and interchange and other commission revenues. Interchange and other commission revenues are based on a percentage of total healthcare and commuter dollars transacted pursuant to written purchase agreements with certain vendors and banks. Other revenue includes services related to Consolidated Omnibus Budget Reconciliation Act, or COBRA, enrollment and eligibility, nonhealthcare, and employee account administration (i.e., tuition and health club reimbursements) and project-related professional services.

The Company recognizes all revenue streams in accordance with FASB ASC 605, Revenue Recognition. As such, the Company recognizes revenue when collectability is reasonably assured, service has been performed, persuasive evidence of an arrangement exists, and there is a fixed or determinable fee.

Benefit service fees are recognized on a monthly basis as services are rendered and earned under service arrangements where fees and commissions are fixed or determinable and collectability is reasonably assured. Benefit service fees are based on a fee for service model (e.g., monthly fee per participant) in which revenue is recognized on a monthly basis as services are rendered under price quotations or service agreements having stipulated terms and conditions, which do not require management to make any significant judgments or assumptions regarding any potential uncertainties. Fees received for initial setup of new clients and annual renewal fees are deferred and recognized on a monthly basis as services are rendered over the agreed benefit period. The initial setup fees are not considered separable from the ongoing services provided for which benefit service fees are earned.

Vendor and bank interchange revenues are attributed to revenue sharing arrangements the Company enters into with certain banks and card associations, whereby the Company shares a portion of the transaction fees earned by these financial institutions on debit cards the Company issues to its employee participants based on a percentage of total dollars transacted as reported on third-party reports. Commission revenue entails the Company purchasing passes on behalf of its employee participants from various transit agencies and due to the significant volume of purchases, the Company receives commissions on these passes which the Company records on a net basis. Commission revenue is recognized on a monthly basis as transactions are placed under written purchase agreements having stipulated terms and conditions, which do not require management to make any significant judgments or assumptions regarding any potential uncertainties. In addition, the Company recognizes revenue on our estimate of passes that will expire unused over the estimated useful life of the passes, as the amounts paid for these passes are nonrefundable to both the employer client and the employee participant.

Professional service fees are related to projects provided to the Company’s existing employer clients that last up to two months to accommodate their changing reporting and file transfer requirements and recognized upon completion of services and projects. These projects are discrete contracts and are not entered into contemporaneously with any other services the Company provides. The professional services are rendered with written price quotations or service agreements having stipulated terms and conditions, which do not require management to make any significant judgments or assumptions regarding any potential uncertainties and where fees are fixed or determinable and collectability is reasonably assured.

Stock-Based Compensation

(u) Stock-Based Compensation

The Company accounts for stock-based compensation in accordance with FASB ASC 718, Compensation—Stock Compensation, or ASC 718. Under ASC 718, stock-based compensation cost is measured at the grant date, based on the estimated fair value of the award at that date, and is recognized as expense over the employee’s requisite service period (generally over the vesting period of the award) on a straight-line basis.

ASC 718 requires the benefits of tax deductions in excess of the compensation cost recognized for those options to be classified as financing cash inflows rather than operating cash inflows. There were no material excess tax benefits in the years ended December 31, 2009, 2010 and 2011 and the unaudited six months ended June 30, 2011 and June 30, 2012.

Advertising Costs

(v) Advertising Costs

Advertising costs are charged to expense in the period incurred. Advertising costs consist of expenses incurred to run advertisements. The Company incurred $126,000, $280,000, and $40,000, of advertising costs in 2009, 2010 and 2011, respectively, and $11,000 and $9,000 in the unaudited three months ended June 30, 2011 and June 30, 2012, respectively. The Company incurred $38,000 and $9,000 of advertising costs in the unaudited six months ended June 30, 2011 and June 30, 2012, respectively.

Customer obligations

(w) Customer Obligations

Customer obligations represent liabilities incurred as a result of cash amounts received from customers and as a result of amounts billed to customers in which the Company has the legal right to bill and has yet to fulfill or initiate the related services.

Leases

(x) Leases

The Company leases various office space and equipment. The Company classifies its leases as either operating or capital lease arrangements in accordance with the criteria of FASB ASC 840, Leases. Certain of the Company’s operating leases for office space contain provisions under which monthly rent escalates over time and certain leases also contain provisions for reimbursement of a specified amount of leasehold improvements. When lease agreements contain escalating rent clauses, the Company recognizes rent expense on a straight-line basis over the term of the lease. When lease agreements provide allowances for leasehold improvements, the Company capitalizes the leasehold improvement assets and amortizes them on a straight-line basis over the lesser of the lease term or the estimated useful life of the asset, and reduces rent expense on a straight-line basis over the term of the lease by the amount of the allowances provided.

Income Taxes

(y) Income Taxes

The Company reports income taxes in accordance with FASB ASC 740, Income Taxes, which requires an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities arise from the differences between the tax basis of an asset or liability and its reported amount in the consolidated financial statements, as well as from net operating loss and tax credit carryforwards. Deferred tax amounts are determined by using the tax rates expected to be in effect when the taxes will actually be paid or refunds received, as provided under current enacted tax law. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance reduces the deferred tax assets to the amount that is more likely than not to be realized.

The Company uses financial projections to support its net deferred tax assets, which contain significant assumptions and estimates of future operations. If such assumptions were to differ significantly, it may have a material impact on the Company’s ability to realize its deferred tax assets. At the end of each period, the Company assesses the ability to realize the deferred tax benefits. If it is more likely than not that the Company would not realize the deferred tax benefits, then the Company would establish a valuation allowance for all or a portion of the deferred tax benefits.

Under ASC Subtopic 740-10, the Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained on examination by the taxing authorities, based on the technical merits of the position. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs.

The Company records interest and penalties related to uncertain tax positions in income tax expense.

Legal Matters and Contingencies

(z) Legal Matters and Contingencies

The Company accrues for estimated losses in accordance with FASB ASC 450, Contingencies, which requires an accrual for matters where the Company believes that the likelihood that a loss will occur is probable and the amount of loss is reasonably estimable. Legal costs incurred in connection with loss contingencies are expensed as incurred.

Reduction in Force

(aa) Reduction in Force

In accordance with FASB ASC 420, Exit or Disposal Obligations, restructuring costs are recorded as incurred. The Company accrues severances once the total severance pool has been calculated, approved, and communicated and recognizes the expense ratably over the required service period, from the communication date to the exit date. The Company took actions with reductions in force during 2009 and recorded approximately $1.0 million in severance charges in 2009, which were fully paid out in 2009.

In the first quarter of 2012, the Company closed its Troy, Michigan facility and consolidated redundant activities within its operations, which resulted in charges for the remaining lease payments due on a lease and the elimination of certain personnel. The expenses related to these actions were approximately $0.5 million.

Indemnification agreements

(bb) Indemnification Agreements

In accordance with FASB ASC 460, Guarantees, the Company has disclosed and accounted for all guarantees. No amounts were recorded under these guarantees in 2009, 2010 and 2011 and in the unaudited six months ended June 30, 2012.

The Company has signed indemnification agreements with all board members. The agreements indemnify the members from claims and expenses on actions brought against the individuals separately or jointly with the Company for Indemnifiable Events. Indemnifiable Events generally mean any event or occurrence related to the fact that the board member was or is acting in their capacity as a board member for the Company or was or is acting or representing the interests of the Company.

Recently Issued Accounting Pronouncements

(cc) Recently Issued Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-11, Disclosures about Offsetting Assets and Liabilities, which creates new disclosure requirements about the nature of an entity’s rights of offset and related arrangements associated with its financial instruments and derivative instruments. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods therein, with retrospective application required. The adoption of ASU 2011-11 may have a financial disclosure impact on the Company but will not have a material impact on the Company’s financial position or results of operations.

In September 2011, the FASB issued Accounting Standards Update, or ASU 2011-08, Intangibles—Goodwill and Other (Topic 350): Testing Goodwill for Impairment. The guidance in ASU 2011-08 is intended to reduce complexity and costs by allowing an entity the option to make a qualitative evaluation about the likelihood of goodwill impairment to determine whether it should calculate the fair value of a reporting unit. If impairment is deemed more likely than not, management would perform the currently prescribed two-step goodwill impairment test. Otherwise, the two-step goodwill impairment test is not required. The amendments also improve previous guidance by expanding upon the examples of events and circumstances that an entity should consider between annual impairment tests in determining whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. Also, the amendments improve the examples of events and circumstances that an entity having a reporting unit with a zero or negative carrying amount should consider in determining whether to measure an impairment loss, if any, under the second step of the goodwill impairment test. The amendments in this ASU are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The adoption of ASU 2011-08 is not expected to have a material impact on the Company’s financial position or results of operations.